UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 9, 2004
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                             ADVANCED PHOTONIX, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-11056                   33-0325826
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(State or other jurisdiction          (Commission           (IRS Identification
of incorporation)                     File Number)               Number)

         1240 Avenida Acaso, Camarillo, California              93012
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        Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (805) 987-0146
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     As previously reported, the Company held its 2004 Annual Meeting of Shareholders on August 27, 2004, at which the shareholders adopted an amendment to the 2000 Stock Option Plan of Advanced Photonix, Inc. A description of the material terms of the plan was included in the Company's definitive proxy statement relating to the annual meeting filed with the Securities and Exchange Commission on July 30, 2004. The Stock Option Plan is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits

     (c) Exhibit.

     99.1 Stock Option Plan of Advanced Photonix, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ADVANCED PHOTONIX, INC.


                                      By:  /s/ Susan A. Schmidt
                                           -----------------------------------
                                           Susan A. Schmidt
                                           Chief Financial Officer and Secretary

Dated:   November 9, 2004